                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                      DATE OF REPORT:  SEPTEMBER 11, 1996



                         MORRISON KNUDSEN CORPORATION
                (formerly Washington Construction Group, Inc.)


                        Commission File Number 1-12054



                            A Delaware corporation

                  IRS Employer Identification No. 35-0565601



                  MORRISON KNUDSEN PLAZA, BOISE, IDAHO 83729

                                 208/386-5000
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ITEM 1.  CHANGES IN CONTROL OF THE REGISTRANT.

     The response to Item 2 hereof is incorporated herein by this reference.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On September 11, 1996, Morrison Knudsen Corporation ("Old MK") merged with and into Washington Construction Group, Inc. (the "Corporation"), pursuant to the Restructuring and Merger Agreement, dated as of May 28, 1996 (the "Merger Agreement"), by and between the Corporation and Old MK, with the Corporation being the surviving corporation in the merger (the "Merger") and being renamed "Morrison Knudsen Corporation".

     The Merger was an integral part of the reorganization of Old MK pursuant to a plan of reorganization (the "Plan") filed by Old MK in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Plan was confirmed by the Bankruptcy Court on August 26, 1996 (the "Confirmation Date"), and became effective concurrently with the Merger on September 11, 1996 (the "Effective Date").

     On the Effective Date, substantially all of Old MK's existing senior debt obligations were discharged and all of Old MK's outstanding common stock was cancelled. Pursuant to the Plan, certain creditors of Old MK will receive distributions (a portion of which may be made to a trust for their benefit) of
(i) $47,929,663 in cash (including $34,629,663 in proceeds from the cancellation of the promissory note of MK Rail Corporation ("MK Rail") owned by Old MK and $13,300,000 of cash of the Corporation), (ii) all of the common stock of MK Rail owned by Old MK, (iii) 24,161,421 newly issued shares of common stock of the Corporation, (iv) 1,800,000 newly issued shares of preferred stock of the Corporation entitling the holders thereof to receive up to $18,000,000 (subject to adjustment) on account of certain tax refunds that may be received by the Corporation as successor to Old MK, and (v) if applicable, the proceeds of any exercises of the Rights described below (in lieu of a portion of the distributions described in this sentence). The cash payments referred to above (other than any payments constituting the proceeds of exercises of Rights) will be made from cash on hand.

     Pursuant to the Plan, each holder of record of shares of Old MK common stock as of the close of business on the Confirmation Date (including shares held for distribution to certain securities litigation plaintiffs) received on the Effective Date a number of rights ("Rights"), equal to the number of shares of Old MK common stock so held by such holder, to purchase a portion of the consideration otherwise distributable under the Plan to certain of Old MK's creditors as described above and will receive, following proper surrender of the certificates representing such holder's shares of Old MK common stock in accordance with the Plan, (i) its pro rata share of warrants exercisable during a term of six and one-half years to purchase from the Corporation an aggregate of 2,765,000 shares of the Corporation's common stock at an exercise price of $12.00 per share (subject to adjustment) and (ii) its pro rata share of any distributions that may be required under the Plan to prevent the assumed value of the aggregate consideration otherwise distributable under the Plan to certain of Old MK's creditors as described above from exceeding the aggregate amount of such creditors' allowed claims (all as determined in the manner provided in the Plan).

     The foregoing descriptions of the Plan and Merger Agreement are qualified in their entirety by the full texts of such documents, which are filed as Exhibits 2.1 and 2.2, respectively, hereto and incorporated herein by this reference.

     Immediately prior to the Merger, there were outstanding 29,530,626 shares of the Corporation's common stock, of which 20,287,473 shares, or approximately 68.7%, were beneficially owned by Mr. Dennis R. Washington. Giving effect to the distributions provided for in the Plan, immediately after the Merger, there were outstanding 53,692,047 shares of the Corporation's common stock, of which 20,287,473 shares, or approximately 37.8%, were beneficially owned by Mr. Dennis
R. Washington. Pursuant to the Merger Agreement, immediately after the Merger, the Board of Directors of the Corporation consisted of (i) Dennis R. Washington, David H. Batchelder, Leonard R. Judd, Dorn Parkinson and Terry W. Payne, who were designated by the Board of Directors of the Corporation prior to the Merger, (ii) Robert S. Miller and Robert A. Tinstman, who were designated by Old MK, and (iii) William C. Langley and John D.C. Roach, who were designated by certain creditors of Old MK. In connection with the Merger, Robert G. Hunt, Robert G. Reid, Robert C. Wallace, Vincent O. Smith and John H. Wimberly resigned as directors of the Corporation.

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     Prior to the Merger, Old MK, a diversified world-wide construction company with more than 84 years of experience, (i) engaged in all types of general construction work including industrial, heavy civil and marine, mechanical, pipeline, building and underground, for a wide range of public and private customers throughout the world, (ii) rendered design services in practically all engineering disciplines, (iii) provided services in markets such as nuclear and fossil-fueled power plants, environmental and hazardous waste abatement and operations and maintenance for military and commercial facilities, (iv) as a general contractor, provided construction services on contract basis, including planning and scheduling, marshalling of manpower, procurement of equipment and materials, awarding of subcontracts and direction and overall project management, and (v) operated coal and lignite mines in the United States and Germany under long-term mining servicing contracts. The assets of Old MK used in such businesses prior to the Merger included primarily units of heavy and light major mobile construction and contract mining equipment. The Corporation presently intends, in general, to continue using such assets in such businesses.

     The information set forth under the captions "The Merger -- Background of the Merger," "The Merger -- Chapter 11 Proceeding," "The Merger -- MK Plan of Reorganization," "The Merger -- Operations of the Combined Company," "The Merger Agreement," "Securities to be Issued and Transferred under the Plan," "Security Ownership of the Combined Company" and "Management of the Combined Company" in the Corporation's definitive proxy statement relating to the Special Meeting of the Corporation's stockholders held on September 11, 1996, which was filed with the Securities and Exchange Commission on August 22, 1996, is incorporated herein by this reference. A copy of such proxy statement is filed as Exhibit
99.1 hereto.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On September 12, 1996, the Board of Directors of the Corporation, upon recommendation by the Audit Committee thereof, approved the engagement of the accounting firm of Coopers & Lybrand L.L.P. ("C&L") to make an examination of the financial statements of the Corporation and its subsidiaries for the fiscal year ending November 30, 1996. C&L replaced the accounting firm of KPMG Peat Marwick LLP ("KPMG") which was concurrently dismissed.

     During the period from December 1, 1993 through September 12, 1996, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused such firm to make reference to the subject matter thereof in connection with its report on the Corporation's financial statements. During the period from December 1, 1993 through September 12, 1996, the Corporation did not consult with C&L regarding the application of accounting principles to any completed or proposed transaction or the type of opinion that might be rendered on the Corporation's financial statements. KPMG's report on the Corporation's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     A letter from KPMG addressed to the Securities and Exchange Commission stating that KPMG agrees with the statements made above is filed as Exhibit 16.1 hereto.

     A proposal that the appointment of C&L be ratified will be submitted to stockholders at the Corporation's Annual Meeting in 1997.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) The historical financial statements of Old MK contained in Old MK's Annual Report on Form 10-K for the year ended December 31, 1995 (the "Form 10-K"), together with the historical financial statements of Old MK contained in Old MK's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996 (the "Form 10-Q"), are incorporated herein by this reference. Copies of the Form 10-K and Form 10-Q are filed as Exhibits 99.2 and 99.3, respectively, hereto.

     (b) The pro forma financial information set forth under the caption "The Combined Company Pro Forma Information" in the Corporation's definitive proxy statement relating to the Special Meeting of the Corporation's stockholders held on September 11, 1996, which was filed with the Securities and Exchange

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Commission on August 22, 1996, is incorporated herein by this reference.  A copy of such proxy statement is filed as Exhibit 99.1 hereto.

     (c)  Exhibits.

          2.1 Old MK's First Amended Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code as filed in the United States Bankruptcy Court for the District of Delaware, Case No. 96-1006 (PJW) (filed as Exhibit 2.1 to Old MK's Form 10-Q Quarterly Report for the quarter ended June 30, 1996 (Commission File No. 1-8889) and incorporated herein by reference).

          2.2 Restructuring and Merger Agreement, dated May 28, 1996, by and between the registrant and Old MK (filed as Exhibit 2.1 to Old MK's Form 8-K Current Report dated May 28, 1996 (Commission File No. 1-8889) and incorporated herein by reference).

          16.1  Letter from KPMG Peat Marwick LLP.

          99.1  Definitive Proxy Statement of the registrant (filed under
                Schedule 14A on August 22, 1996 and incorporated herein by reference).

          99.2 Old MK's Form 10-K Annual Report for the year ended December 31, 1995 (Commission File No. 1-8889) (incorporated herein by reference).

          99.3 Old MK's Form 10-Q Quarterly Report for the quarter ended June 30, 1996 (Commission File No. 1-8889) (incorporated herein by reference).

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                                   Signature
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                MORRISON KNUDSEN CORPORATION



                                By:  /s/ Stephen G. Hanks
                                --------------------
                                Stephen G. Hanks
                                Executive Vice President and Chief Legal Officer

September 18, 1996

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                               Index to Exhibits
                               -----------------


Exhibit
No.         Exhibit
- -------     -------
 2.1        Old MK's First Amended Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code as filed in the United States
            Bankruptcy Court for the District of Delaware, Case No. 96-1006
            (PJW) (filed as Exhibit 2.1 to Old MK's Form 10-Q Quarterly Report for the quarter ended June 30, 1996 (Commission File No. 1-8889) and incorporated herein by reference).

 2.2 Restructuring and Merger Agreement, dated May 28, 1996, by and between the registrant and Old MK (filed as Exhibit 2.1 to Old MK's
            Form 8-K Current Report dated May 28, 1996 (Commission File No. 1-
            8889) and incorporated herein by reference).

16.1        Letter from KPMG Peat Marwick LLP.

99.1        Definitive Proxy Statement of the registrant (filed under Schedule
            14A on August 22, 1996 and incorporated herein by reference).

99.2        Old MK's Form 10-K Annual Report for the year ended December 31,
            1995 (Commission File No. 1-8889) (incorporated herein by reference).

99.3        Old MK's Form 10-Q Quarterly Report for the quarter ended June 30,
            1996 (Commission File No. 1-8889) (incorporated herein by reference).

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